                                                                    Exhibit 10.6

                               MEDIA METRIX, INC.

                                      LEASE

                                 Entire Building
                                 432 Clay Street
                            San Francisco, California


                           Fulbright & Jaworski L.L.P.
                                666 Fifth Avenue
                               New York, New York
                                 (212) 318-3000

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Landlord:                              Grace Brusseau, individually and Grace
                                       Brusseau and Stephen Kay, as co-trustees of Testamentary Trust of Michael J. Borelli, dba Grazia Investment Company.

Tenant:                                Media Metrix, Inc.

Premises:                              Entire building consisting of a 1st
(P.) 1                                 floor, 2nd floor and basement, at 432
                                       Clay Street, San Francisco, California.

Date of Lease:                         January 4, 2000.

Term:                                  5 years from commencement date.
(P.) 2(A)

Commencement Date:                     Earlier of substantial completion of
(P.) 2(A)                              tenant improvements or on January
                                       15, 2000.

Tenant Improvements:                   Replace and use best efforts to
(P.) 10(C)                             waterproof the access door leading to the
                                       basement.

Fixed Expiration Date:                 Five years after the Commencement Date.

Rent Commencement Date:                Commencement Date.
(P.) 2(A)(1)

Rent Payment Date:                     First business date of the month for
(P.) 2(A)                              which payment is applicable (except that
                                       the first month's rent is payable on
                                       execution of lease).

Annual Fixed Rent:                     lst year -- $187,000 ($15,583.33 per
(P.)2(A)(1), (2), (3), (4) and (5)     month). No rent is payable or due
                                       for the second and third months of the
                                       first year of the lease term.

                                       2nd year -- $192,500 ($16,041.67 per
                                       month). No rent is payable or due for the thirteenth and twenty-fourth months of the lease term.

                                       3rd year -- $198,000 ($16,500 per month).

                                       4th year -- $203,500 ($16,958.33 per
                                       month).

                                       5th year -- $209,000 ($17,416.67 per
                                       month).


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Tax Payment:                           An amount equal to the increase in the
(P.) 3(A)                              real estate taxes over the 1999-2000
                                       tax year.

Utilities:                             Lessee to pay for all water, sewer, fuel,
(P.) 3(C)                              gas, oil, heat, electricity and power.

HVAC:                                  Lessee to pay the increase of the cost of
(P.) 3(D)                              Lessor's service contract for the HVAC
                                       system over the Lessor's cost for the
                                       period from date of execution of the
                                       Lease until the expiration of one year
                                       thereafter.

Elevator                               Lessee to pay the increase of the cost of
(P.) 3(E)                              Lessor's service contract for the
                                       elevator over the Lessor's cost for the
                                       period from date of execution of the
                                       Lease until the expiration of one year
                                       thereafter.

Insurance:                             (i)   Comprehensive plate glass and
(P.) 3(B)(1), (2) and (4)                    general liability insurance with
                                             minimum limits of $1,000,000
                                             combined single limit for bodily
                                             injury and property damage;

                                       (ii)  All risk insurance; and

                                       (iii) Lessee to pay to Lessor the
                                             increase in all other insurance
                                             costs over the insurance costs paid
                                             by lessor during the base period
                                             7/1/1999 through 6/30/2000. (Base
                                             period insurance costs are $2,212).

Assignment/Subletting:                 Lessor's written consent required, but
(P.) 14(A)                             not to be unreasonably withheld. Tenant
                                       shall share profits on sublease with
                                       Landlord, Tenant to retain 40% and
                                       Landlord to receive 60%.

Renewal Option:                        Lessee has one option to renew the Lease
(P.) 2(B)                              for an additional 5 year period beginning
                                       immediately after expiration of the
                                       initial lease term. Rent to be
                                       determined, but to be fair market value.
                                       Lessee to give Lessor at least 120 days, but not more than 270 days notice of the exercise of such option.

Security:                              Standby letter of credit in the amount of
(P.) 13                                $99,000 in favor of Lessor.


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                LEASE: 432 CLAY STREET, SAN FRANCISCO, CALIFORNIA

      THIS LEASE is executed in San Francisco, California between Grace Brusseau, individually, and Grace Brusseau and Stephen Kay, co-trustees of Testamentary Trust of Michael J. Borelli, dba Grazia Investment Company, hereafter called Lessor, and Media Metrix, Inc., hereafter called Lessee.

      1. PREMISES AND USE THEREOF: The property being leased is located in the City and County of San Francisco, State of California, consisting of the entire building commonly known as 432 Clay Street, consisting of a basement, a first floor and a second floor (hereafter "the leased premises" or "the premises"). The leased premises is to be used for office space and for no other purpose unless Lessee sublets to a retail subtenant with Lessor's prior written approval. The parties agree that the rentable space included within the leased premises consists of five thousand five hundred (5500) square feet and that the rental amount per square foot shall apply only to the rentable square feet, i.e. 5500 square feet.

      2. TERMS AND RENTAL:

            A. Initial Lease Term: The term of this lease shall commence upon substantial completion of tenant improvements or on January 15, 2000, whichever first occurs, and shall terminate five (5) years thereafter. This five (5) year period shall be known as "the lease term." Lessee shall pay rent to Lessor, without deduction or offset, at 832 Cerrito Street, Albany, California 94706, or such other place as may be designated upon reasonable notice from Lessor. Rent is payable monthly. All rental payments are due, in advance, commencing on the commencement date of the lease term on the first business date of the month for which such payment is applicable. The rent during the lease term shall be as follows:

                  1) Thirty four dollars ($34.00) per rentable square foot during the first year of the lease term. This is a yearly rent during the first year of the lease term of One Hundred Eighty Seven Thousand Dollars ($187,000.00), payable at the rate of Fifteen Thousand Five Hundred Eighty Three Dollars and Thirty Three Cents ($15,583.33) per month, in advance, on the first business date of the month for which such payment is applicable except that the first month's rent shall be payable upon Lessee's execution of this Lease and such payment is a condition precedent to the effectiveness of this Lease. No rent is payable or due, and shall abate, for the second and third months of the first year of the lease term.

                  2) Thirty five dollars ($35.00) per rentable square foot during the second year of the lease term. This is a yearly rent during the second year of the lease term of One Hundred Ninety Two Thousand Five Hundred Dollars ($192,500.00), payable at the rate of Sixteen

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

Thousand Forty One Dollars and Sixty Seven Cents ($16,041.67) per month, in advance, on the first business date of the month for which such payment is applicable. No rent is payable or due for the thirteenth and twenty fourth months of the lease term.

                  3) Thirty six dollars ($36.00) per rentable square foot during the third year of the lease term. This is a yearly rent during the third year of the lease term of One Hundred Ninety Eight Thousand Dollars ($198,000.00), payable at the rate of Sixteen Thousand Five Hundred Dollars ($16,500.00) per month, in advance, on the first business date of the month for which such payment is applicable.

                  4) Thirty seven dollars ($37.00) per rentable square foot during the fourth year of the lease term. This is a yearly rent during the fourth year of the lease term of Two Hundred Three Thousand Five Hundred Dollars ($203,500), payable at the rate of Sixteen Thousand Nine Hundred Fifty Eight Dollars and Thirty Three Cents ($16,958.33) per month, in advance, on the first business date of the month for which such payment is applicable.

                  5) Thirty eight dollars ($38.00) per rentable square foot during the fifth year of the lease term. This is a yearly rent during the fifth year of the lease term of Two Hundred Nine Thousand Dollars ($209,000), payable at the rate of Seventeen Thousand Four Hundred Sixteen Dollars and Sixty Seven Cents ($17,416.67) per month, in advance, on the first business date of the month for which such payment is applicable.

            B. Option: Lessor grants to Lessee one option to renew this Lease for an additional five (5) year period beginning immediately after expiration of the initial lease term. This five year period shall be known as the Option Period. This option may not be exercised if, after receiving notice from Lessor of a default, Lessee has not cured said default at the time Lessee is to exercise such option. The option shall be exercised by the Lessee giving the Lessor written notice of exercise of the option not less than one hundred twenty
(120) days and not more than two hundred seventy days (270) days before the expiration of the initial lease term. In the absence of such notice, the option shall conclusively be deemed not to have been exercised. In the event of the exercise of such option, Lessee's tenancy shall be pursuant to all of the terms and conditions of this Lease except that there shall not be any further Option Period. In the event the option is exercised, the terms "Lease" and " lease term" shall be construed to include the Option Period.

                  1) If the option is exercised Lessor and Lessee agree to negotiate in good faith in an effort to agree upon an acceptable market rental rate for the Option Period. If no agreement is reached within thirty (30) days of Lessee's exercise of the option then the monthly rental during the Option Period shall be one hundred percent (100%) of the then fair market rental value of the premises determined as set forth below. The phrase "then fair market rental value" means what a Lessor and Lessee with no bias to lease the premises would determine as rent for the Option Period, as of the commencement of the Option Period, taking into consideration the uses permitted under this

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

Lease, the quality, size, design and location of the premises, and the rent for comparable space located in the same vicinity within the city and County of San Francisco.

                  2) Within fifteen (15) days after the expiration of the thirty day period set forth in subparagraph B.1), above, Lessor and Lessee shall each appoint a licensed commercial real estate agent or broker who is knowledgeable about the rental values of commercial property in the area in the City and County of San Francisco where the leased premises are located to determine the then fair market rental value of the premises. If either the Lessor or Lessee does not appoint its agent or broker within ten (10) days after the other has given notice of the name of its agent or broker, the single agent or broker appointed will be the sole agent or broker and will set the then fair market rental value of the premises. If two (2) agents or brokers are appointed, the Lessor and Lessee and the two agents or brokers will promptly meet and attempt to set the then fair market rental value. If there is no agreement within thirty
(30) days after the second agent or broker is identified, the two agents or brokers shall within forty five (45) days after the second agent or broker is identified jointly select a third licensed agent or broker who is knowledgeable about the rental values of commercial property in the area in the City and County of San Francisco where the leased premises are located. Within thirty
(30) days of the selection of the third agent or broker a majority of the agents or brokers will set the then fair market rental value of the premises. If a majority of the agents or brokers are unable to agree upon the then fair market rental value of the premises within that thirty (30) day period, the decision of the third agent or broker shall become the then fair market rental value of the premises. Each party shall bear the cost of its own agent or broker and the parties shall share equally the cost of the third agent or broker. If the first two agents or brokers cannot agree upon a third agent or broker, then either Lessor or Lessee may make such application or petition to the court or otherwise as is necessary to obtain the appointment of a third agent or broker.

                  3) Notwithstanding any decision made pursuant to the terms of subparagraph B.2), above, in no event shall the then fair market rental value of the premises during the Option Period be less than the monthly rental payable during the fifth year of the Initial Lease term.

            C. Lessee's Access For Improvements: Lessee shall have access to the leased premises from and after the date of this lease to the date of the commencement of the lease term to complete its improvements.

      3. ADDITIONAL RENTAL:

            A. TAXES: Lessee shall pay during the lease term, as additional rental, an amount equal to the increase in the real estate taxes over the 1999-2000 tax year upon the whole of the land and building upon which the leased premises are situated. Lessor shall provide Lessee with a copy of the 1999-2000 tax bill when the bill is available. The total amounts due shall be paid to Lessor on or before

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

the date that the first installment of taxes shall become delinquent. As used in this Lease the words "real estate taxes" mean municipal, state or county real estate taxes including the amount of any general or special assessments, or levies or charges made by any municipal or political subdivision for local improvements; any tax or charge made by any authority having jurisdiction for parking facilities used by Lessee; any sewer, water control, environmental control, business, or any similar tax or charge that may hereafter become effective whether such real estate tax is caused by increased or added rate, increased assessed valuation (except an increase during the initial lease term resulting from a sale or transfer of the property) or by increase in, or by reason of any new, general or special assessment or any charges in lieu of taxes. Lessor represents to Lessee that as of the date of execution of this Lease Lessor knows of no facts that would result in the reassessment of the property for real estate taxes.

            B. INSURANCE:

                  1) As additional rental, Lessee agrees to carry a comprehensive plate glass and general liability insurance policy which names the Lessor (and Lessor's partners) as an additional named insured. This policy shall have minimum limits of $1,000,000.00 combined single limit for bodily injury and property damage. If Lessee should fail to obtain the said policies after five
(5) days notice to Lessee, Lessor may obtain and pay the premium on same; that premium so paid by Lessor shall be deemed rent and shall be paid to Lessor by Lessee with the next monthly rental installment after Lessor's payment of the premium. Lessee agrees to provide Lessor a Certificate of Insurance on these policies providing ten (10) days prior notice to Lessor in the event of cancellation. Said insurance shall be obtained through a company reasonably acceptable to Lessor.

                  2) As additional rental, Lessee, at its cost, shall maintain a policy of All Risk insurance, including standard fire, unextended coverage, insurance with vandalism and malicious mischief endorsements insuring the full replacement value of Lessee's personal property and all improvements and alterations to the premises paid for by Lessee. The proceeds from any such policy shall be used by Lessee for the replacement of personal property or the restoration of Lessee's improvements or alterations.

                  3) From time to time, but not more often than once every two years, as the situation warrants if in the good faith judgment of Lessor, the minimum limits of personal injury, property damage and liability insurance as set forth above shall be reasonably increased. Lessee shall be solely responsible to pay the cost of such increases. Lessor shall maintain all risk insurance on the building.

                  4) As additional rental, Lessee shall pay to Lessor, on or before the premium due date, the increase in all other insurance costs over the insurance costs paid by Lessor during the base period July 1, 1999 through June 30, 2000 for the land and building upon which the leased premises are located. Lessor's total insurance costs for the base period is two thousand two hundred and twelve dollars ($2212.00).

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

                  5) Lessor shall be named and maintained during the lease term as an additional insured and/or additional loss payee on all Tenant's insurance policies related to the premises. Lessor shall receive copies of declarations pages each year and shall receive notice directly from each insurance company of any revocation or cancellation of any insurance policy. Lessor shall cooperate with Lessee in allowing any proceeds from any such insurance claim to be used in the manner required by this Lease and provide Lessee access to such proceeds to complete any restoration of Lessee's improvements, if required by the terms of this lease, and to replace Lessee's personal property insured thereby.

                  6) Lessor shall be named and maintained during the lease term as an additional insured on all insurance policies of any contractors or others who perform any improvements or repairs to the premises. Lessor shall receive copies of declarations pages and shall receive notice directly from each insurance company of any revocation or cancellation of any insurance policy.

            C. UTILITIES: As additional rental, Lessee agrees to pay for all the water, sewer, fuel, gas, oil, heat, electricity, power, materials, and services (including but not limited to janitorial services) which may be furnished to or used in or about the leased premises during the term of this Lease.

            D. HVAC MAINTENANCE: Lessor shall obtain a service contract for the HVAC system(s). As additional rental, Lessee shall pay the increase of the cost of Lessor's service contract for the HVAC system(s) over the Lessor's cost for the one year period beginning with the execution of this lease. Lessor will bill Lessee not more often than twice yearly for Lessee's obligation under the terms of this paragraph.

            E. ELEVATOR: Lessor shall obtain a service contract for the elevator. As additional rental, Lessee shall pay the increase of the cost of Lessor's service contract for the elevator over the Lessor's cost for the one year period beginning with the execution of this lease. Lessor will bill Lessee not more often than twice yearly for Lessee's obligation under the terms of this paragraph.

      4. PERFORMANCE: Lessee shall pay rent at the time and in the amount and manner provided and to do, perform, and meet each and every covenant, condition and obligation of Lessee contained in this Lease.

      5. POSSESSION AND ACCEPTANCE OF PREMISES: Prior to taking possession of the premises and prior to beginning its improvements, Lessee will inspect the premises and confirm in writing that, to Lessee's satisfaction, the premises are in a good state of repair and in sanitary condition and that Lessee accepts the premises in their then condition. The form of Lessee's written acceptance shall be as shown by Exhibit A which is attached hereto and incorporated by this reference. Lessee's written acceptance shall not be unreasonably withheld.

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

      6. HOLDING OVER: If Lessee holds possession of the premises after this Lease expires, Lessee shall be a tenant from month to month upon the terms and conditions of this Lease that were in effect during the last month of the lease term.

      7. ENTRY BY LESSOR: Lessor has the right to enter on the premises at reasonable times to inspect them, to perform required maintenance and repairs or to make additions or alterations to any part of the building in which the leased premises are located. Except in the case of emergency, Lessor shall give Lessee reasonable notice of Lessor's exercise of its right to enter the premises. Lessor may, in connection with such alterations, additions or repairs, erect scaffolding, fences, and similar structures, post relevant notices, and place movable equipment. During such period(s) Lessor shall not incur liability to Lessee for disturbance of quiet enjoyment of the premises or for any loss of occupation thereof, except that rent will be reduced proportionally to the extent that Lessor's activities interfere with the normal conduct of Lessee's business on the premises. In doing any of the things stated in this paragraph, Lessor shall use its best efforts not to interfere with Lessee's business, and to complete such work as expeditiously as possible.

      8. POSTING "FOR SALE", "FOR LEASE", OR "FOR RENT" SIGNS: Lessor shall not have the right to place "For Sale" signs on the premises at any time during the lease term. Lessor shall have the right to place "For Lease" or "For Rent" signs on the premises at any time within one hundred twenty (120) of expiration of the Lease.

      9. AGREEMENT REGARDING BANKRUPTCY PROVISIONS:

            A. The parties recognize that the Federal Bankruptcy Law in existence at the date of execution of this Lease prohibits, among other things, the automatic forfeiture of a Lessee's lease as a result of the institution of bankruptcy proceedings by, or against, the Lessee.

            B. The parties further agree that the various "forfeiture upon bankruptcy" clauses contained in this Lease are invalid under the present Federal Bankruptcy Law but nonetheless they desire to retain such clauses in this Lease, it being expressly recognized that such clauses are of no effect unless the appropriate Court declares that the relevant portions of the Federal Bankruptcy Law are unconstitutional or otherwise invalid or, unless the relevant portions of the Federal Bankruptcy clauses are repealed by the appropriate legislative body or executive direction.

      10. REPAIRS AND IMPROVEMENTS:

            A. Repairs: Lessee shall, at Lessee's sole cost, keep and maintain the leased premises and appurtenances and every part, (excepting exterior walls, structural members, sidewalks, elevators and roofs which Lessor agrees to repair), including but not limited to electrical, plumbing, glazing, and store front and the interior of the premises, in good and sanitary order, condition or repair and shall promptly repair or replace any such portion if reasonably necessary. With regard to the areas that Lessor agrees to maintain and repair,

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

Lessor shall not be responsible to maintain or repair any area damaged as a result of any action of Lessee, its agents, employees or customers. Lessee shall clean and sweep the sidewalk and keep it free of debris. Lessee also shall immediately notify Lessor if Lessee has any reason to believe that repairs are needed to any areas that Lessor has agreed to maintain and repair. Lessor and Lessee agree that Lessee's repair responsibilities under the terms of this subparagraph are not intended to impose responsibility upon Lessee to replace entire electrical or plumbing systems at the leased premises due to latent defects in the systems which were not caused by Lessee's use of the premises.

            B. Improvements To Be Made With Written Consent Of Lessor: Lessee is leasing the premises in an "as is" condition. In the event Lessee desires to make alterations or improvements with a value in excess of One Thousand Dollars ($1,000.00) to the leased premises, other than improvements of a decorative nature, such as painting, wall covering or floor covering, Lessee shall obtain the prior written consent of Lessor, which consent shall not be unreasonably withheld. Any such improvements shall be performed in a workmanlike manner and shall satisfy the requirements of all applicable laws, codes, and ordinances. Lessee shall keep the premises free of any liens for work, materials or services done for or provided to the Lessee. Lessee will properly discharge, by filing the necessary bond or otherwise, any mechanics' or other liens filed or claimed because of any such work, materials or services. Lessor may post the premises with a Notice of Non-Responsibility in connection with any repairs, alterations, rebuilding or restoration of the premises by Lessee. Lessee shall notify Lessor in writing ten (10) days prior to commencement of any such work. All such alterations, repairs and improvements shall be performed at Lessee's sole expense and by licensed contractors chosen by Lessee.

            C. Improvements To Be Made By Lessor: Prior to the commencement date, Lessor shall replace the access door leading to the basement to mitigate the noise from said door. Further, Lessor shall use best efforts to eliminate any intrusion of water into the basement from the said door.

      11. WASTE AND ALTERATIONS: Lessee shall not commit or allow to be committed, any illegal act, nuisance or waste upon the leased premises. Lessee shall not make, or allow to be made, any alterations of the leased premises, or any part thereof, except as allowed by the terms of this Lease, without the prior written consent of Lessor, which shall not be unreasonably withheld. Any additions to, or alterations of, the leased premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Lessor. If Lessee assigns this lease or sublets any portion of the premises, then Lessee shall have no obligation to assure the quiet enjoyment of the premises for any such assignee or subtenant. Lessee shall indemnify Lessor against and hold Lessor harmless from all costs, expenses, demands and liability incurred by Lessor if Lessor becomes or is made a party to any claim or action by such assignee or subtenant in which a claim is made that Lessor has a duty to assure said assignee's or said subtenant's quiet enjoyment of the premises. Lessor's rights to indemnity and to be held harmless as stated in this paragraph are in

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

addition to any rights Lessor has under any other terms of this Lease, including but not limited to paragraphs 15 and 22.

      12. ABANDONMENT: Lessee shall not abandon the premises at any time during the term. If Lessee shall abandon or surrender the leased premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, at the option of the Lessor.

      13. SECURITY DEPOSIT; TRANSFER: As a condition precedent to the effectiveness of this Lease, Lessee shall obtain a standby letter of credit from an acceptable issuer in the amount Ninety Nine Thousand Dollars ($99,000.00) in favor of Lessor, and containing terms reasonably acceptable to Lessor, to guarantee and secure Lessee's faithful performance of all, or any, of the covenants of this Lease, including but not limited to, the payment of rent and the payment of damages in the event of any breach of this lease. Lessor's proof of such breach shall be made in writing and under penalty of perjury and shall also be sent to Lessee. Such standby letter of credit shall be irrevocable and shall remain in full force and effect until released by Lessor. In the event that Lessor's interest in the leased premises be sold, Lessor may transfer, assign and/or deliver this security to the purchaser of the interest and thereupon Lessor shall be discharged from any further liability in reference thereto. If there is no claim against the letter of credit made by Lessor, Lessor shall return the letter of credit at the expiration of the lease term.

      14. ASSIGNMENT AND SUBLETTING:

            A. Lessee shall not assign or sublease all or any portion of the leased premises, any right or privilege connected with this Lease or allow any other person, except Lessee's agents, affiliates and employees, to occupy all or any portion of the premises without Lessor's express written consent. Lessor shall not unreasonably withhold its consent to such assignment or subleasing. Lessor agrees that, in considering whether to consent to an assignment or subleasing, the suitability of the proposed assignee or subtenant will be Lessor's prime concern. Lessee shall pay Lessor any reasonable, actual and documented expenses, not to exceed two thousand five hundred dollars ($2500.00) incurred by Lessor in considering a sublease or assignment and in preparing any necessary legal documents.

            B. Lessee's Unauthorized assignment, sublease, or license to occupy shall be void, and shall terminate the Lease at Lessor's option. Lessee's interest in this Lease is not assignable by operation of law or in any other manner, whether by testacy or intestacy. No trustee, sheriff, creditor or purchaser at any judicial sale, or any officer of any court or receiver, except if appointed as herein specifically provided, shall acquire any right under this Lease or to the possession or use of the premises or any part thereof without the prior written consent of Lessor. Any violation or attempt to violate the terms of this Paragraph shall, at the option of the Lessor, be deemed a breach of this Lease and, at Lessor's option, shall terminate this Lease.

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

            C. Each of the following acts shall be considered an involuntary assignment:

                  1) If Lessee makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Lessee is the debtor; or,

                  2) If a Writ of Attachment or Execution is levied on this Lease and not removed within sixty (60) days of such attachment or levy; or,

                  3) If, in any proceeding or action to which Lessee is party, a receiver is appointed with authority to take possession of the premises.

            D. An involuntary assignment shall constitute default by Lessee and Lessor shall have the right to elect to terminate this Lease in which case the Lease shall not be treated as an asset of Lessee.

            E. If any sublease is made whereby the sub-rental (including other charges) exceeds the rent as set forth in this Lease, plus other charges paid by Lessee (prorated proportionately if the sublease covers only a portion of the premise) and the amount necessary to amortize any improvements made by Lessee for the sublease (and any real estate commission or other reasonable expense connected therewith) on a straight line basis over the term of the sublease, the Lessee shall immediately notify Lessor and shall pay sixty percent (60%) of the excess amount to Lessor each month as additional rent without affecting or reducing any other obligations of Lessee hereunder.

            F. Lessor specifically consents to a sublease or assignment of this Lease to a company related to Lessee or into which or with which Lessee is merged or consolidated with equal or greater financial resources provided that Lessee either remains responsible for, or guarantees, performance of the terms of this Lease. In the event of a sublease or assignment pursuant to the terms of this paragraph F of Article 14 Lessee need not pay any portion of the excess rent to Lessor.

      15. INDEMNIFICATION OF LESSOR: Lessee, as a material part of the consideration to be rendered to Lessor, waives all claims against Lessor for damages to goods, wares and merchandise, in, upon or about said premises including, but, not limited to sidewalks and other areas adjacent to the leased premises, from any cause arising at any time other than Lessor's or its agent's or employee's negligent action or willful misconduct. Lessee will indemnify, defend and hold Lessor exempt and harmless from any damage or injury to any person, or to the foods, wares and merchandise of any person, arising from the use of the premises by Lessee, or from failure of Lessee to keep the premises in good condition and repair, as herein provided. Notwithstanding the foregoing, nothing shall be effective to require Lessee to indemnify or hold Lessor harmless for any negligent action or willful misconduct of Lessor or its employees or agents.

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

      16. LEASE BREACHED BY Lessee'S RECEIVERSHIP ASSIGNMENT FOR BENEFIT OR CREDITORS, INSOLVENCY OR BANKRUPTCY: Appointment of a receiver to take possession of Lessee's assets which is not dismissed within 60 days after Lessee becomes aware thereof (except a receiver appointed at Lessor' s request as herein provided), Lessee's general assignment for benefit of creditors, or Lessee's taking or suffering action under the Bankruptcy Act is a breach of this Lease.

      17. DEFAULT: The occurrence of any of the following shall constitute a default by Lessee:

            A. Failure to pay rent when due, if the failure continues for ten
(10) days after notice has been given to Lessee.

            B. Abandonment of the premises.

            C. Failure to fulfill any other provisions of this Lease if not cured within thirty (30) days after notice of the failure has been given to Lessee. However, if such default is not capable of being cured within thirty
(30) days, and Lessee shall have begun to cure such default within that notice period, Lessee shall not be deemed to be in default under the terms of this subparagraph provided that Lessee uses its best efforts to diligently work towards cure of the said default.

            Notices given under this paragraph shall specify the alleged default and the applicable Lease provision, and shall demand that Lessee perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Lessor elects in the notice.

      18. TERMINATION UPON BANKRUPTCY: Notwithstanding any other provision of this Lease except the paragraph entitled AGREEMENT REGARDING BANKRUPTCY PROVISIONS upon the filing of a voluntary or involuntary Petition in Bankruptcy, if the same remains undismissed 60 days after Lessee becomes aware thereof, on behalf of, or against, Lessee, this Lease shall automatically terminate.

      19. SURRENDER OF PREMISES: Lessee shall surrender the premises to Lessor in the same condition as when Lessee originally took possession allowing for reasonable use and wear, and damage by casualty, including fire and storms, and except for any alterations or improvements consented to by Lessor. Lessee shall remove all business signs or symbols and shall restore the portion of the premises on which they were placed in the same condition as before their placement.

      20. USES PROHIBITED: Lessee shall not use, or permit any use, other than the use or purpose for which the premises are leased. No use shall be made, or permitted, of the leased premises which will increase the existing rate of insurance upon the building or cause a cancellation of any insurance policy covering the building in which the leased premises are located. Nor shall Lessee sell, or permit to be kept, used or sold, on or about the leased premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at Lessee's sole cost and expense, comply with any and all

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

      21. COMPLIANCE WITH GOVERNMENTAL REGULATIONS:

            A. Lessee has obtained permits and specific permission to do its improvements without the necessity of installing a sprinkler system. Lessor shall have no responsibility to install a sprinkler system. Lessor shall, at Lessor's sole cost, be responsible for all work required, if any, to make the restrooms, common areas or other facilities comply with all applicable codes, including handicap codes, Title 24, and the Americans With Disabilities Act
(ADA), including any costs of fees for filing for variances and hardships, and all costs for compliance with "path of travel exiting" for the leased premises and all life safety systems and engineering, including exit signage, emergency lighting, fire alarm system and fire extinguishers in flush-mount cabinets, if required.

            B. Except as stated in paragraph A of this Article 21, Lessee shall, at his sole cost and expense, comply with the requirements of all Municipal, State and federal authorities now in effect, or which may be promulgated in the future, pertaining to the leased premises and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal Statutes now in force or which may hereafter be in force. The judgment of any court or competent jurisdiction, or the admission of Lessee in any action or proceeding, whether Lessor be a party or not, that Lessee has Violated any such ordinance or statute in the use of the premises, shall be conclusive of that fact as between Lessor and Lessee.

      22. LEGAL COSTS AND ATTORNEYS' FEES: Lessee shall reimburse Lessor, upon demand, for any costs or expenses incurred by Lessor in connection with any breach or default of Lessee under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees, out-of-pocket expenses, and statutory costs incurred in or for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees, out-of-pocket expenses, and statutory costs. Such attorneys' fees, out-of-pocket expenses, and statutory costs shall be paid by the losing party in such action. Lessee shall also indemnify Lessor against and hold Lessor harmless from all costs, expenses, demands and liability incurred by Lessor if Lessor becomes or is made a party to any claim or action
(a) instituted by Lessee (except a claim by Lessee against Lessor under the terms of this Lease), or a claim by any third party against Lessor or Lessee related to the leased premises if such claim is alleged to have arisen during the lease term, or by or against any person holding any interest under or using the Property by license of or agreement with Lessee; (b) for foreclosure of any lien for labor or material furnished to or for Lessee or such other person; (c) otherwise arising out of or resulting from any act or transaction of Lessee or such other person; or (d) necessary to protect Lessor's

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Lessee shall defend Lessor against any such claim or action at Lessee's expense with counsel reasonably acceptable to Lessor or, at Lessor's election, Lessee shall reimburse Lessor for any reasonable legal fees out-of-pocket expenses and statutory costs incurred by Lessor in any such claim or action. Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection with any act which Lessee proposes to do and which requires Lessor's consent, except that Lessee's responsibility for Lessor's legal costs, including attorneys fees, in connection with Lessor's consent to assignment and subletting is subject to the maximum limit as set forth in the paragraph titled ASSIGNMENT AND SUBLETTING.

      23. LIENS: Lessee shall keep the leased premises free and clear of any lien or encumbrance created by Lessee's acts or omissions.

      24. SUBORDINATION OF MORTGAGE: This Lease shall be subject and subordinate to any deed(s) of trust or mortgage(s) that any owner of the leased premises may hereafter at any time elect to place on the premises as well as to all advances that may be hereafter made on account of said deed(s) of trust or mortgage(s) to the full extent of the principal sum secured and interest thereon. Lessee's obligation to subordinate is conditioned upon Lessee's receiving a nondisturbance agreement from the holder of any such deed of trust or mortgage, which shall be in form and substance satisfactory to Lessee. Lessee shall not unreasonably fail or refuse to subordinate and, if Lessee does so fail or refuse to subordinate then, within fifteen (15) days of Lessor's written request for subordination, Lessee must respond in writing and state in detail the reasons Lessee is withholding its consent and why Lessee believes it is being reasonable in withholding its consent to the subordination requested by Lessor. Lessee's failure to comply with its obligations under the immediately preceding paragraph shall be deemed to be a consent to the requested subordination.

      25. NOTICES: All notices concerning this Lease shall be in writing, and delivered personally to the person to whom the notice is to be given, or mailed, United States certified mail, return receipt requested, postage prepaid, addressed to such person. Lessor's address for this purpose shall be as stated in Paragraph 2A or such other address as it may designate to Lessee in writing. Notices to Lessee may be addressed to Lessee at the premises leased or to such other address as may be designated to Lessor in writing with a copy sent in the same manner to Fulbright & Jaworski, LLP, Attn: Richard Gilden, Esq., 666 Fifth Avenue, New York, NY 10103.

      26. ADVERTISEMENTS AND SIGNS: The removal of the existing "Nevada Bob's" sign and any apparatus relating to same shall be at Lessor's sole cost and expense and Lessor shall, at its sole expense, repair any damage to the building occurring as a result of such removal prior to the commencment date as long as the sign company doing the removal can schedule the removal by that time. All other costs related to signage to be sole responsibility of Lessee and all signage to be installed with required governmental permits. Lessee will not inscribe, paint, or affix any sign, advertisement, placard, or awning on the exterior or

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

roof of the building without the prior written consent of Lessor. Lessor shall not unreasonably withhold its consent. Lessor consents in advance to the same type of signage installed and maintained by prior tenant, Nevada Bob's. Lessor consents in advance to any sign, advertisement, placard or awning that is approved by the City and County of San Francisco governmental authorities. Upon termination or surrender of this Lease, Lessee shall remove all business signs, advertisements, placards, awnings or symbols and shall restore the portion of the premises on which they were placed in the same condition as before their placement.

      27. PARTIAL DESTRUCTION OF PREMISES:

            A. Partial destruction of the leased premises shall not render this Lease void or voidable, or terminate it except as herein provided. Lessee hereby waives any rights it may have under Civil Code Section 1932(2) and ss.1933(4).

            B. If the premises are partially destroyed during the term of this Lease, Lessor shall repair them if the repairs can be made within one hundred twenty (120) days of the date of destruction in conformity with local, state, and federal laws and regulations. Rent for the premises will be reduced proportionally to the extent that (1) the repair operations interfere with the normal conduct of Lessee's business on the premises or (2) if, in Lessee's reasonable judgment, the premises cannot be used for Lessee's normal business purpose. If the repairs cannot be made within one hundred twenty (120) days, Lessor has the option to make them within a reasonable time and continue this Lease in effect with proportional rent rebate to Lessee as provided for herein. If the repairs cannot reasonably be made in one hundred twenty (120) days, and if Lessor does not make an election to perform them within a reasonable time, Lessor or Lessee have the option to terminate this Lease. However, if the building in which the leased premises are located is more than one-third (1/3) destroyed, Lessor or Lessee may at its option terminate the Lease.

            C. Disputes between Lessor and Lessee relating to the provisions of this paragraph shall be arbitrated in accordance with the then existing rules of the American Arbitration Association for commercial disputes. The decision of the American Arbitration Association shall be binding and final.

      28. WAIVER: The waiver by Lessor of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition of this Lease. Any subsequent acceptance of rent by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease (other than the failure of Lessee to pay the particular rental Lessor accepted) regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

      29. EMINENT DOMAIN: Eminent domain proceedings resulting in the condemnation of a part of the premises leased herein that leave the rest useable by Lessee for purposes of the business for which the premises are leased will not terminate this Lease, unless Lessor at his option

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

terminates it by giving written notice of termination to Lessee, except that if more than ten percent (10%) of the premises is taken, Lessee may terminate this Lease by notice to Lessor. The effect of such condemnation, should such option not be exercised, will be to terminate the Lease as to the portion of the premises condemned and leave it in effect as to the remainder of the premises. Lessee's rental for the remainder of the Lease term shall in such case be reduced by the amount that the usefulness of the premises to it for such business purposes is reduced. All compensation awarded in the eminent domain proceeding as a result of such condemnation shall be Lessor's, except that any expenses Lessee recovers from the condemnor for moving expenses and Lessee's personal property shall be paid to Lessee. Lessee hereby assigns and transfers to Lessor any claim it may have to compensation for damage as a result of such condemnation, except damages for Lessee's moving expenses and Lessee's personal property.

      30. MERGER: The surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

      31. SUCCESSORS AND ASSIGNS: The covenants and agreements contained in this Lease shall be binding upon the parties and upon their respective heirs, executors, administrators, successors and assigns; and all of the parties shall be jointly and severally liable hereunder.

      32. TIME: Time is of the essence of this Lease.

      33. CAPTIONS: The captions of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

      34. LAW-CALIFORNIA: This Lease shall be construed and interpreted in accordance with the laws of the State of California.

      35. INTEGRATED AGREEMENT: This Lease contains all the agreements of the parties and cannot be amended or modified except by written agreement.

      36. VENUE AND JURISDICTION: This Lease is entered into and executed in the City and County of San Francisco, State of California. The parties hereto agree that if suit is brought to enforce any term of this Lease, it shall be instituted only in the appropriate court in the said County of the State of California. Any attempt to institute suit in any other court shall be null and void and of no effect and the parties agree that such suit shall, upon appropriate motion by either party, be dismissed or transferred to San Francisco County.

      37. ESTOPPEL CERTIFICATE:

            A. Lessee shall at any time upon not less than twenty (20) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

nature of such modification and certifying that this Lease, as modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the premises.

            B. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance and (iii) that not more than one month's rent has been paid in advance.

            C. If Lessor desires to finance or refinance said premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

      38. SEVERABILITY: If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

      39. RECORDING: Lessee shall not record this Lease without Lessor's written consent but either party shall, upon request, execute and deliver to the other party any short form memorandum of this Lease that has been approved by Lessor in writing.

      40. INTEREST ON PAST DUE OBLIGATIONS: Any amount due to Lessor that is not paid within five days of the due date shall bear interest at ten percent (10%) per annum from the due date. Payment of such interest shall not excuse or cure any default of Lessee under this Lease.

      41. HAZARDOUS MATERIALS:

            A. Lessee shall not use, or allow to be used, on the leased premises any materials regulated by federal, state or municipal laws or regulations without first obtaining the written permission of Lessor. If any clean-up or remediation is necessary because of Lessee's use, or allowing the use, of any such materials, Lessee shall be solely responsible for payment of all such clean-up or remediation costs. In the event Lessor must pay such costs, Lessee shall indemnify and hold Lessor harmless for all costs incurred by Lessor in such clean-up or remediation.

            B. Lessor represents and warrants that to Lessor's knowledge there are no hazardous wastes nor materials located at or under the leased premises. If such hazardous wastes or materials are later discovered, and if the same pre-date Lessee's occupancy of the premises,

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

Lessor shall, at its sole cost and expense, comply with any governmental laws, ordinances, regulations or orders relating to the remediation of said hazardous waste or material. Lessor shall, at its sole cost indemnify Lessee against any liability and claims arising from the existence of such hazardous waste or material, including reasonable attorneys fees incurred by Lessee, provided that Lessor or Lessor's insurance carrier shall have the right to select counsel to represent Lessee. If the process of remediation, in Lessee's reasonable judgment, make it impractical for Lessee to continue its tenancy, Lessee may, upon thirty (30) days written notice, terminate its tenancy.

            C. Disputes between Lessor and Lessee relating to the provisions of this paragraph shall be arbitrated in accordance with the then existing rules of the American Arbitration Association for commercial disputes. The decision of the American Arbitration Association shall be binding and final.

      42. QUIET ENJOYMENT: Lessor covenants that, upon Lessee paying its rent and complying with the other terms of this Lease, Lessor will not do anything to wrongfully interfere with Lessee's quiet enjoyment of the premises during the terms of the lease and any extensions thereof.

      43. WORK BY LESSEE: In connection with any work to be performed by Lessee, Lessor covenants and agrees to respond to any written requests from Lessee for approval of plans, specifications (or revisions to same) and any other matters concerning such work within ten (10) working days of receiving same with its approval or by providing specific, written comments to same. If Lessor fails to respond to Lessee within such time, Lessor shall be deemed to have consented to same.

(Lease is concluded on page 17)

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

      44. AUTHORITY TO EXECUTE:

            Lessor and Lessee each state that the person(s) who have signed this Lease have the full power and authority to do so and, in the case of a corporation, that the corporation has approved the Lease and all necessary corporate documents and authority exists for the signatures below to bind the corporation to the terms of this Lease.

      AGREED TO THIS DATE:

                                        Media Metrix, Inc.
                                        Lessee

12/17/99                                by /s/ Steven R Coffey
------------------                        --------------------------------------
Dated                                     Executive Vice President
                                          --------------------------------------
                                          [insert name and title]

12/17/99                                by /s/ Mary Ann Packo
------------------                        --------------------------------------
Dated                                     President
                                          --------------------------------------
                                          [insert name and title]


                                        Grazia Investment Company
                                        Lessor

1/04/00                                 by /s/ Grace Brusseau
------------------                         -------------------------------------
Dated                                      Grace Brusseau

1/04/00                                 by /s/ Grace Brusseau
------------------                         -------------------------------------
Dated                                      Grace Brusseau, co-trustee of the
                                           Testamentary Trust of Michael J.
                                           Borelli

1/04/00                                 by /s/ Steven Kay
------------------                         -------------------------------------
Dated                                      Steven Kay, co-trustee of the
                                           Testamentary Trust of Michael J.
                                           Borelli

/s/ SRC             /s/ MP                                            /s/ gb
------------        ------------                                      ----------
Media Metrix        Media Metrix                                      Grazia Co.

            EXHIBIT A TO LEASE FOR 432 CLAY STREET, SAN FRANCISCO, CA

      In accordance with the terms of paragraph 5 of this Lease, Lessee has inspected the leased premises prior to beginning Lessee's improvements and Lessee confirms in writing that, to Lessee's satisfaction, the premises are in a good state of repair and in sanitary condition and that Lessee accepts the premises in their current condition.

                                        Media Metrix, Inc.


12/17/99                                by /s/ Steven R Coffey
----------------                          --------------------------------------
Dated                                     Executive Vice President
                                          --------------------------------------
                                          [insert name and title]
                                          Lessee

12/17/99                                by /s/ Mary Ann Packo
----------------                          --------------------------------------
Dated                                     President
                                          --------------------------------------
                                          [insert name and title]
                                          Lessee